UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 14, 2007

                             JACO ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)

         New York                       000-05896                 11-1978958
(State or other jurisdiction    (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)

  145 Oser Avenue, Hauppauge, New York                               11788
(Address of principal executive offices)                           (Zip Code)

        Registrant's telephone number, including area code (631) 273-5500
                                                           --------------

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 14, 2007, Jaco Electronics, Inc. issued a press release announcing its financial results for its first quarter of fiscal 2008 ended September 30, 2007. A copy of this press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

The information in this report is being furnished, and shall not be deemed as "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically stated so therein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit 99.1 Press Release dated November 14, 2007 issued by Jaco Electronics, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 JACO ELECTRONICS, INC.


                                                 By:    /s/  Jeffrey D. Gash
                                                        ------------------------
                                                 Name:  Jeffrey D. Gash
                                                 Title: Executive Vice President
                                                 Date:  November 14, 2007

                                  EXHIBIT INDEX

Exhibit       Description
Number        of Exhibit                                     Method of Filing
------        ----------                                     ----------------

99.1          Press release dated November 14, 2007          Furnished herewith.
              issued by Jaco Electronics, Inc.